Exhibit 10.1

CERTIFICATION OF RECORDING

MORTGAGE DEED

MORTGAGOR:	HEARTH & HOME OF VANDALIA, INC. an Ohio Corporation

MORTGAGEE:	RED MORTGAGE CAPITAL, LLC a Delaware limited liability company

PROJECT NAME:	HEARTH & HOME OF VANDALIA Vandalia, Montgomery County, Ohio

PROJECT NO.:	046-43057

Date of Recording: January 31, 2012

Recording information: Official Record 2012-00006113, Recorder’s Office, Montgomery County, Ohio.

/s/ John P. Wilkerson
John P. Wilkerson, Jr., Esq.

[an exact copy of filing attached]

This instrument was prepared by

and upon recording return to:

R. Andrew Lien, Esq.

Krooth & Altman LLP

1850 M Street, NW

Suite 400

Washington, DC 20036

(202) 293-8200

MORTGAGE DEED

MORTGAGOR:	HEARTH & HOME OF VANDALIA, INC. an Ohio corporation

MORTGAGEE:	RED MORTGAGE CAPITAL, LLC a Delaware limited liability company

PROJECT NAME:	HEARTH & HOME OF VANDALIA Vandalia, Montgomery County, Ohio

PROJECT NO.:	046-43057

MORTGAGE DEED

KNOW ALL MEN BY THESE PRESENTS, That HEARTH & HOME OF VANDALIA, INC., a corporation

organized                , and existing under the laws of the State of Ohio                                         (hereinafter with its successors and assigns referred to as the Mortgagor), for and in consideration of the sum of Ten Dollars ($10) to it in hand paid by RED MORTGAGE CAPITAL, LLC, a Delaware limited liability company                                                    , organized and existing under the laws of the State of Delaware                                         . whose correct address is Two Miranova Place, 12th Floor, Columbus, Ohio 43215                                                                              .

the Mortgagee (hereinafter with its successors and assigns referred to as the Mortgagee), receipt of which is hereby acknowledged. does hereby grant, bargain, sell, convey, and warrant unto the Mortgagee the following-described premises to wit:

See Exhibit “A” attached hereto and made a part hereof.

I HEREBY CERTIFY THAT THE FOREGOING

INSTRUMENT WAS PREPARED BY, AND AFTER

RECORDING PLEASE RETURN TO:

R. Andrew Lien, Esq.

Krooth & Altman LLP

1850 M Street, NW, Suite 400

Washington, DC 20036

(202) 293-8200

Together with the privileges and appurtenances thereunto belonging, and all the rents, issues, and profits which may arise or be had therefrom; and all the estate, title and interest of said Mortgagor either in law or equity in and to said premises, together with all buildings and improvements of every kind and description now or hereafter erected or placed thereon and all fixtures and articles of personal property of the Mortgagor now or hereafter to be attached to or used in and about the building or buildings now erected or hereafter to be erected on the lands herein described which are necessary to the complete and comfortable use and occupancy of such building or buildings for the purposes for which they were or are to be erected, including, but not limited to all dynamos, engines, pumps, elevators, all awnings, screens, venetian blinds, shades, attires, and all plumbing, heating, lighting, cooking, ventilating, refrigerating, laundry and incinerating equipment; all cabinets fixtures, and appurtenances thereto and such other goods and chattels and personal property as are ever used or furnished in operating a building or the activities conducted therein, similar to the one herein described and referred to, and all renewals and replacements thereof or articles in substitution therefor, whether or not the same are, or shall be attached to said building or buildings in any manner. All of the foregoing shall be deemed to be, remain and form part of the realty and are covered under this mortgage. If the Mortgagor shall, after the date hereof, acquire any additional real or personal property which would, if owned by the Mortgagor, be subject to the terms of this Mortgage, it shall notify the Mortgagee and the Secretary of Housing and Urban Development, acting by and through the Federal Housing Commissioner, of such acquisition, stating the nature, quantity, or amount of such property so acquired and the interest of the Mortgagor therein. All such property or the interest of the Mortgagor therein shall, upon acquisition by the Mortgagor, forthwith and without further act. become subject to this mortgage; and

Together with all building materials located on the premises and intended to be incorporated in the buildings or other improvements.

TO HAVE AND TO HOLD the said premises and above-described property to the said Mortgagee, its successors and assigns forever, for the uses and purposes herein expressed:

Previous edition is obsolete	HUD-94165B (10-82)
HB 4430.1

WHEREAS, the Mortgagor is justly indebted to the Mortgagee in the principal sum of THREE MILLION SEVEN HUNDRED TWENTY-ONE THOUSAND FIVE HUNDRED AND 00/100THS DOLLARS                                                                  Dollars (S $3,721,500.00                ), evidenced by its notes of even date herewith, bearing interest from date on outstanding balances at

Three & Seventy Four        per centum (   3.74%) per annum, said principal and interest being payable in monthly in stallments as provided in said note with a final maturity of May 1, 2041                  .which note is identified as being secured hereby by a certificate thereon. Said note and all of its terms are incorporated herein by reference and this conveyance shall secure any and all extensions thereof, however evidenced.

AND WHEREAS MORTGAGOR COVENANTS, PROMISES AND AGREES HEREBY:

1.     That it will pay the note at the times and in the manner provided therein;

2.     That it will not permit or suffer the use of any of the property for any purpose other than the use for which the same was intended at the time this mortgage was executed;

3.     That the Regulatory Agreement, if any, executed by the Mortgagor and the Secretary of Housing and Urban Development, acting by and through the Federal Housing Commissioner, which is being recorded simultaneously herewith, is incorporated in and made a part of this mortgage. Upon default under the Regulatory Agreement and upon the request of the Secretary of Housing and Urban Development, acting by and through the Federal Housing Commissioner, the Mortgagee, at its option, may declare the whole of the indebtedness secured hereby to be due and payable;

4.     That all rents, profits and income from the property covered by this mortgage are hereby assigned to the Mortgagee for the purpose of discharging the debt hereby secured. Permission is hereby given to Mortgagor so long as no default exists hereunder, to collect such rents, profits and income for use in accordance with the provisions of the Regulatory Agreement.

5.     That upon default hereunder Mortgagee shall be entitled to the appointment of a receiver by any court having jurisdiction, without notice, to rake possession and protect the property described herein and operate same and collect the rents, profits and income therefrom;

6.     That at the option of the Mortgagor the principal balance secured hereby may be reamortized on terms acceptable to the Secretary of Housing and Urban Development, acting by and through the Federal Housing Commissioner if a partial prepayment results from an award in condemnation in accordance with provisions of paragraph 9 herein, or from an insurance payment made in accordance with provisions of paragraph 7 herein, where there is a resulting loss of project income;

7.     That the Mortgagor will keep the improvements now existing or hereafter erected on the mortgaged property insured against loss by fire and such other hazards, casualties, and contingencies, as may be stipulated by the Secretary of Housing and Urban Development, acting by and through the Federal Housing Commissioner upon the insurance of the mortgage and other hazards as may be required from time to time by the Mortgagee, and all such insurance shall be evidenced by standard Fire and Extended Coverage Insurance policy or policies, in amounts not less than necessary to comply with the applicable Coinsurance Clause percentage, but in no event shall the amounts of coverage be less than eighty per centum (80%) of the Insurable Values or not less than unpaid balance of the insured mortgage, whichever is the lesser, and in default thereof the Mortgagee shall have the right to effect insurance. Such policies shall be endorsed with standard Mortgagee clause with loss payable to the Mortgagee and the Secretary of Housing and Urban Development as interest may appear, and .shall be deposited with the Mortgagee;

That if the premises covered hereby, or any part thereof, shall be damaged by fire or other hazard against which insurance is held as hereinabove provided, the amounts paid by any insurance company in pursuance of the contract of insurance to the extent of the indebtedness then remaining unpaid, shall be paid to the Mortgagee and, at its option, may be applied to the debt or released for the repairing or rebuilding of the premises; The insurance company providing such coverage shall be selected by Mortgagor subject to the approval of Mortgagee, which shall not be unreasonably be withheld.

8.     That it is the owner in fee simple of said premises; that it is in peaceable possession of same and has full power to convey the same and the title so conveyed is free, clear and unencumbered except taxes not due and payable;

9.     That all awards of compensation in connection with condemnation for public use of or a taking of any of that property, shall be paid to the Mortgagee to be applied to the amount due under the note secured hereby in (1) amounts equal to the next maturing installment or installments of principal and (2) with any balance to be credited to the next payment due under the note. That all awards of damages in connection with any condemnation for public use of or injury to any residue of that property, shall be paid to the Mortgagee to be applied to a fund held for and on behalf of the Mortgagor which fund shall, at the option of the Mortgagee, and with the prior approval of the Secretary of Housing and Urban Development, either be applied to the amount due under the note as specified in the preceding sentence, or be disbursed for the restoration or repair of the damage to the residue. No amount applied to the reduction of the principal amount due in accordance with (1) shall be considered an optional prepayment as the term is used in this Mortgage Deed and the note secured hereby, nor relieve the Mortgagor from making regular monthly payments commencing on the first day of the first month following the date of receipt of the award. The Mortgagee is hereby authorized in the name of the Mortgagor to execute and deliver valid acquittances for such awards and to appeal from such awards.

10.  To commit or suffer no waste of said property, to maintain and keep the buildings, fences and other improvements to be erected on said premises in good condition and repair and promptly to effect such repairs thereof as Mortgagee may require;

11.  That, in order more fully to protect the security of this mortgage, the Mortgagor, together with and in addition to, the monthly payments under the terms of the note secured hereby, covenants and agrees to pay to the Mortgagee beginning the first day of the first month after date hereof and continuing until the said note is fully paid, concurrently with payment of interest or principal and interest the following sums:

(a)         An amount sufficient to provide the mortgagee with funds to pay the next mortgage insurance premium if this instrument and the note secured hereby are insured, or a monthly service charge, if they are held by the Secretary of Housing and Urban Development, as follows:

(I)

If and so long as said note of even date and this instrument are insured or are reinsured under the provisions of the National Housing Act. an amount sufficient to accumulate in the hands of the Mortgagee one (1) month prior to its due date annual mortgage insurance premium, in order to provide such Mortgagee with funds to pay such premium to the Secretary of Housing and Urban Development pursuant to the National Housing Act, as amended, and applicable Regulations thereunder, or

(II)

Beginning with the first day the month following an assignment of this instrument and the note secured hereby to the Secretary of Housing and Urban Development, a monthly service charge which shall be an amount equal to one-twelfth of one-half percent (1/12 of 1/2%) of the average outstanding principal balance due on the note computed for each successive year beginning with the first of the month following such assignment, without taking into account delinquencies or prepayments.

(b)         A sum equal to the ground rents, if any, next due, plus the premiums that will next become due and payable on policies of fire and other property insurance covering the premises covered hereby, plus water rates, taxes and assessments nest due on the premises covered hereby (all as estimated by the Mortgagee) less all sums already paid therefor divided by the number of months to elapse before one (1) month prior to the date when such ground rents, premiums, water rates, taxes and assessments will become delinquent, such sums to be held by Mortgagee to pay said ground rents, premiums, water rates, taxes, and special assessments.

(c)          All payments mentioned in the two preceding subsections of this paragraph and all payments to be made under the note secured hereby shall be added together and the aggregate amount thereof shall be paid each month in a single payment to be applied by Mortgagee to the following items in the order set forth:

(I)	premium charges under the Contract of Insurance with the Secretary of Housing and Urban Development, acting by and through the Federal Housing Commissioner or service charge;
(II)	ground rents, taxes, special assessments, water rates, fire and other property insurance premiums;
(III)	interest on the note secured hereby;
(IV)	amortization of the principal of said note.

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12.  Any excess funds accumulated under (b) of paragraph 11 remaining after payment of the items therein mentioned, shall be credited to subsequent monthly payments of the same nature required thereunder, but if any such items shall exceed the estimate therefor, the Mortgagor shall without demand forthwith make good the deficiency. Failure to do so before the due date of such item shall be a default hereunder. In case of termination of the Contract of Mortgage Insurance by prepayment of the mortgage in full, or otherwise (except as hereinafter provided), accumulations under (a) of’ paragraph 11 hereof not required to meet payments due under the Contract of Mortgage Insurance, shall be credited to the Mortgagor. If the property is sold under foreclosure or is otherwise acquired by the Mortgagee after default, any remaining balance of the accumulations under (b) of paragraph 11 shall be credited to the principal of the mortgage as of the date of commencement of foreclosure proceedings or as of the date the property is otherwise acquired; and accumulations under (a) of paragraph 11 shall be similarly applied unless required to pay sums due the Secretary of Housing and Urban Development, acting by and through the Federal Housing Commissioner under the Contract of Mortgage Insurance,

13.  That it will pay all taxes, assessments, water rates, and other governmental or municipal charges, fines or impositions, for which provision has not been made theretofore by deposits with Mortgagee, and in default thereof the Mortgagee may pay the same; and that it will promptly deliver the official receipts therefor to the Mortgagee;

14.  That the Mortgagor will give immediate notice by mail to the Mortgagee and the Secretary of Housing and Urban Development, acting by and through the Federal Housing Commissioner of any fire damage or other casualty to the premises;

15.  That no waiver of any covenant herein or of the note secured hereby shall at any time thereafter be held to be a waiver of the terms hereof or of the note secured hereby;

16.  That all payments made by the Mortgagee to remedy a default by the Mortgagor as aforesaid and the total of any payment or payments due from the Mortgagor to the Mortgagee and default shall be added to the debt secured by this mortgage and shall be re- paid to the Mortgagee upon demand. Any such sum and interest thereon at the rate specified in the note shall be a lien on the premises, prior to any other lien attaching or accruing subsequent to the lien of this mortgage;

17.  That it will not voluntarily create or permit to be created against the property subject to this mortgage any lien or liens inferior or superior to the lien of this mortgage, and further it will keep and maintain the same free from the claim of all persons supplying labor or materials which will enter into the construction of any and all buildings now being erected or to be erected on said premises;

18.  In the event the Mortgagor shall at any time fail to comply with such rules, regulations, and ordinances which are now or may hereafter become applicable to the premises above described, after due notice and demand by the Mortgagee, thereupon the principal sum and all arrears of interest and other charges provided for herein, shall at the option of the Mortgagee become due and payable;

20.  The Mortgagor hereby represents and warrants that no work has been commenced or materials furnished to or in connection with any improvements on the mortgaged premises at the date hereof and will not be commenced or furnished until after the date of the recording of this mortgage;

And the parties hereto further agree that the addresses of the Mortgagor and the Mortgagee are correctly stated in this mortgage;

21.  The Mortgagee hereby covenants that upon compliance with all covenants and agreements by the Mortgagor, it will disburse the entire principal amount of the mortgage debt to, or for the account of, the Mortgagor;

22.  That in the event of default in making any monthly payment provided for herein or in the note secured hereby, and if such default is not made good prior to the due date of the next such installment, or in the event of a breach of any other stipulations, agreements, conditions and covenants of this mortgage; then in either or any such event, the said aggregate sum mentioned in said note then remaining unpaid, with interest accrued to that time, and all moneys secured hereby, shall become due and payable forthwith, or thereafter, at the option of said Mortgagee, as fully and completely as if all of the said sums of money were originally stipulated to be paid on such day, anything in said note or in this mortgage to the contrary notwithstanding; and thereupon or thereafter, at the option of said Mortgagee, without notice or demand, suit at law or in equity, may be prosecuted as if all moneys secured hereby had matured prior to its institution. The Mortgagee may foreclose this mortgage, as to the amounts so declared due and payable, and the said premises shall be sold to satisfy and pay the same together with costs, expenses, and allowances;

23.  The covenants herein contained shall bind, and the benefits and advantages shall inure to, the respective successors and assigns of the parties hereto. Whenever used, the singular number shall include the plural;

24.  That so long as the Mortgage Deed and the said note secured hereby are insured or held by the Secretary of Housing and Urban development under the provisions of the National Housing Act, it will not execute or file for record any instrument which imposes a restriction upon the sale or occupancy of the mortgaged property on the basis of race, color, creed or nation origin.

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25.  Notwithstanding any other provision contained herein or in the Note, it is agreed that the execution of the Note shall impose no personal liability upon the Mortgagor for payment of the indebtedness evidenced thereby and in the event of a default, the holder of the Note shall look solely to the “Collateral” (defined below) in satisfaction of the indebtedness evidenced by the Note and will not seek or obtain any deficiency or personal judgment against the Mortgagor except such judgment or decree as may be necessary to foreclose and/or bar its interest in the Collateral, provided, that nothing in this condition and no action so taken shall operate to impair any obligation of the Mortgagor under the Regulatory Agreement herein referred to and made a part hereof. As used herein, “Collateral” shall mean and include (i) the property subject to this Mortgage Deed and to the rents, issues and profits thereof; (ii) the tangible and intangible property described in any and all security agreements (whether executed by the Mortgagor, any lessee or operator of the property or any portion thereof, or any other party) which now or hereafter secure this Note and the proceeds and products thereof; (iii) any and all escrows and reserves now or hereafter required by the Mortgagee and/or the Secretary of Housing and Urban Development in connection with the property subject to this Mortgage Deed (including, to the extent applicable, replacement reserves accounts, residual receipts accounts, escrows for insurance premiums, mortgage insurance premiums, ground rents, taxes, assessments, utility charges and other impositions, and escrows for working capital, operating deficits, repairs, latent defects, and offsite improvements); and (iv) any and all property now or hereafter mortgaged, pledged, conveyed or assigned to secure payment of the Note and the rents, issues, profits, proceeds and products thereof.

This Mortgage Deed shall be construed according to the laws of the State of Ohio.

IN WITNESS WHEREOF, the said Mortgagor has caused these presents to be signed in its name by its Secretary, as of the 1st day of January, 2012.

HEARTH & HOME OF VANDALIA, INC.
an Ohio corporation

By:	/s/ David A. Tenwick
David A. Tenwick
Secretary

ACKNOWLEDGEMENT

STATE OF OHIO	)
) SS:
COUNTY OF Franklin	)

The foregoing instrument was acknowledged before me this 26 day of January, 2012 by David A Tenwick, Secretary of HEARTH & HOME OF VANDALIA, INC., an Ohio corporation, on behalf of said company.

[SEAL]
John P. Wilkerson	JOHN P. WILKERSON, Attorney At Law
NOTARY PUBLIC, STATE OF OHIO
Notary Public	My commission has no expiration date.
Section 147.03 R.C.
My Commission Expires:

STATE OF OHIO

LOAN NO. 046-43057

Mortgage Deed

HEARTH & HOME OF VANDALIA, INC.

TO

RED MORTGAGE CAPITAL, LLC

Received for record this                 day of                               , 2012 at          o’clock            m., and recorded                           , 2012, in vol.          of Mortgages, at pages                   of the records of Montgomery                    County, Ohio.

Recorder of Montgomery County, Ohio

HUD-94165B (10-82)

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